UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

                            Diamond Ranch Foods, Ltd.
             (Exact name of registrant as specified in its charter)

         Nevada                         000-51206               20-1388981
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                   File Number)          Identification No.)

                                 555 West Street
                               New York, NY 10004
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 807-7600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant

On October 24, 2006, Robison, Hill & Co., the Company's principal independent account, was dismissed by the Board of Directors, and E. Randall Gruber, CPA, PC was engaged to audit the Company's financial statements.

The former accountant's report on the Company's financial statements for the past two fiscal years, March 30, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, but the report did refer to Note 1 to the financial statements which stated, in pertinent part, that "the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the past two fiscal years, the Company did not consult with E. Randall Gruber, CPA, PC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered, and neither written nor oral advice was provided as to an accounting, auditing or financial reporting issue.

The Company has requested Robison, Hill & Co to review the foregoing disclosure and to provide the Company with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the statements made and, if not, the respects in which it does not agree. The letter is filed as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

16.1 Letter from Robison, Hill & Co.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Diamond Ranch Foods, Ltd.


Date:  October 27, 2006                     By: /s/ Louis J. Vucci, Jr.
                                                --------------------------------
                                                    Louis J. Vucci, Jr.
                                                    President